================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 21, 2006


                                 MM2 GROUP, INC.
             (Exact name of registrant as specified in its charter)


              New Jersey                 000-50292             20-2554835
    (State or other jurisdiction        (Commission          (IRS Employer
           of incorporation)            File Number)      Identification No.)


               750 Route 34, Matawan, New Jersey                   07747
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 441-7700

-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 21, 2006, MM(2) Group, Inc. ("MM(2)") and Genotec Acquisition Corporation ("GAC"), a newly formed wholly owned subsidiary of MM(2), entered into an Asset Purchase Agreement (the "Agreement") to acquire substantially all of the assets and certain of the liabilities of General Nutritionals, Inc. ("GNI") pursuant to the Asset Purchase Agreement by and among Genotec Nutritionals, Inc., a Delaware corporation ("GNI"), George Kontonotas, an individual ("Kontonotas"), Joseph Freedman, an individual ("Freedman"), Susan Blancato, an individual ("Blancato"), (Kontonotas, Freedman, and Blancato shall be collectively referred to herein as the "Shareholders"), MM(2) Group, Inc. , a New Jersey corporation ("MM(2)"), and Genotec Acquisition Corporation, ("GAC"). Under the terms of the Agreement, in exchange for the assignment and transfer of certain assets and liabilities of GNI, MM(2) issued 10 million shares of its Class A Common Stock, no par value per share, to the Shareholders and their designees. Additionally, under the terms of the Agreement, GAC entered into employment agreements with Messrs. Kontonotas, Freedman, and Blancato.

GAC entered into an Employment Agreement dated September 21, 2006 with George Kontonotas for him to serve as President of GAC through September 30, 2009 and to receive compensation of $100,000 per year, subject to annual increases as determined by the Board of Directors, in addition to certain incentive compensation as set forth in the Employment Agreement.

GAC entered into an Employment Agreement dated September 21, 2006 with Joseph Freedman for him to serve as Vice President Product Development of GAC through September 30, 2009 and to receive compensation of $70,000 per year, subject to annual increases as determined by the Board of Directors, in addition to certain incentive compensation as set forth in the Employment Agreement.

GAC entered into an Employment Agreement dated September 21, 2006 with Susan Blancato for him to serve as Vice President Administration of GAC through September 30, 2009 and to receive compensation of $48,000 per year, subject to annual increases as determined by the Board of Directors, in addition to certain incentive compensation as set forth in the Employment Agreement.


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the Asset Purchase Agreement dated September 21, 2006 set forth in
Item 2.01 herein, MM(2) issued 10 million shares of its Class A Common Stock, no par value per share, to the shareholders of Genotec Nutritionals, Inc. and their designees.

Exemption from the registration provisions of the Securities Act of 1933 for the transaction described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS.

The acquisition by Genotec Acquisition Corporation ("GAC"), a newly formed wholly owned subsidiary of MM(2), of substantially all of the assets and certain of the liabilities of General Nutritionals, Inc. ("GNI") pursuant to the Asset Purchase Agreement, has caused MM(2) to cease being a shell company as defined in Rule 12b-2 of the regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

On September 21, 2006, MM(2) Group, Inc. ("MM(2)") and Genotec Acquisition Corporation ("GAC"), a newly formed wholly owned subsidiary of MM(2), entered into an Asset Purchase Agreement (the "Agreement") to acquire substantially all of the assets and certain of the liabilities of General Nutritionals, Inc. ("GNI") pursuant to the Asset Purchase Agreement. Pursuant to the requirements of this document, we have attached in Exhibits 99.1, 99.2 and 99.3 the audited financial statements for the year ended December 31, 2005 and 2004 of Genotec Nutritionals, Inc., the unaudited financial statements for the six months ended June 30, 2006 and 2005 and the pro forma financial statements of the combined companies as of June 30, 2006.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     General Nutritionals, Inc. audited financial statements for the year ended December 31, 2005 and 2004.

     General Nutritionals, Inc. unaudited financial statements for the six months ended June 30, 2006 and 2005.


(b)  PRO FORMA FINANCIAL STATEMENTS

     Condensed unaudited pro forma financial statements for the twelve months ended June 30, 2006 of the combined companies.

(d)  Exhibits

     10.1 Asset Purchase Agreement dated September 21, 2006 by and among Genotec Nutritionals, Inc., a Delaware corporation, George Kontonotas, an individual, Joseph Freedman, an individual, Susan Blancato, an individual, MM(2) Group, Inc., a New Jersey corporation and Genotec Acquisition Corporation.

     10.2 Employment Agreement dated September 21, 2006 by and between Genotec Acquisition Corporation and George Kontonotas.

     10.3 Employment Agreement dated September 21, 2006 by and between Genotec Acquisition Corporation and Joseph Freedman.

     10.4 Employment Agreement dated September 21, 2006 by and between Genotec Acquisition Corporation and Susan Blancato.

     99.1 General Nutritionals, Inc. Audited financial statements for the year ended December 31, 2005 and 2004.

     99.2 General Nutritionals, Inc. Unaudited financial statements for the six months ended June 30, 2006 and 2005.

     99.3 Condensed unaudited pro forma financial statements for the twelve months ended June 30, 2006 of the combined companies.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MM(2) Group, Inc
                                            --------------------
                                            (Registrant)

Date: September 27, 2006

By: /s/ Mark Meller
    -----------------------
    Mark Meller
    President, Chief Executive Officer
    and Chief Financial Officer

                                INDEX OF EXHBIITS

     10.1 Asset Purchase Agreement dated September 21, 2006 by and among Genotec Nutritionals, Inc., a Delaware corporation, George Kontonotas, an individual, Joseph Freedman, an individual, Susan Blancato, an individual, MM(2) Group, Inc., a New Jersey corporation and Genotec Acquisition Corporation.

     10.2 Employment Agreement dated September 21, 2006 by and between Genotec Acquisition Corporation and George Kontonotas.

     10.3 Employment Agreement dated September 21, 2006 by and between Genotec Acquisition Corporation and Joseph Freedman.

     10.4 Employment Agreement dated September 21, 2006 by and between Genotec Acquisition Corporation and Susan Blancato.

     99.1 General Nutritionals, Inc. Audited financial statements for the year ended December 31, 2005 and 2004.

     99.2 General Nutritionals, Inc. Unaudited financial statements for the six months ended June 30, 2006 and 2005.

     99.3 Condensed unaudited pro forma financial statements for the twelve months ended June 30, 2006 of the combined companies.